PRESIDIO FUNDS

Supplement dated March 10, 2009

to the

Statement of Additional Information

Dated August 28, 2008

The first paragraph under “PORTFOLIO TRANSACTIONS AND BROKERAGE” on page 10 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.  The Adviser may not give consideration to sale of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.  For the fiscal period ended April 30, 2006, the Fund paid brokerage commissions of $104,676.   For the fiscal year ended April 30, 2007, the Fund paid brokerage commissions of $146,008.  For the fiscal year ended April 30, 2008, the Fund paid brokerage commissions of $230,299.  The higher commissions paid during the fiscal year ended April 30, 2008 were due to the higher turnover rate and higher average net assets.  The Presidio Fund's portfolio turnover rate increased during the 2008 fiscal year ended April 30. This higher turnover rate was primarily due to: 1) repositioning of certain parts of the Fund's portfolio in response to changing market conditions caused primarily by the onset of the U.S. financial crisis, and 2) tax conscious trading.

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This supplement and the Statement of Additional Information dated August 28, 2008 provide the information a prospective investor ought to know before investing and should be retained for future reference.  The Statement of Additional Information, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-800-595-3166.